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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   June 15, 2000
                                                --------------------------------


                                 TEAMSTAFF, INC.
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               (Exact name of Registrant as specified in charter)

       New Jersey                 0-18492                        22-1899798
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(State or other jurisdic-       (Commission                     (IRS Employer
 tion of incorporation)          File Number)                Identification No.)

     300 Atrium Drive, Somerset, N.J.                                08873
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     (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code  (732) 748-1700
                                                  ------------------------------


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         (Former name or former address, if changed since last report.)


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ITEM 5. OTHER EVENTS

         TeamStaff held a Special Meeting of its Shareholders on May 31, 2000 to authorize the Board of Directors of the Company to effect a 1:3.5 reverse split of the common stock of the Company. Out of the 27,932,513 shares outstanding on the record date, holders of 22,001,119 shares approved the resolution. The Board of Directors implemented the reverse split on June 2, 2000. Until June 30, 2000, the Company's common stock will trade under the symbol "TSTFD," after which the symbol will again be "TSTF."

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         4.1*   Form of Common Stock Certificate.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: June 15, 2000                                 TEAMSTAFF, INC.
                                                       (Registrant)


                                                     By /s/ Donald T. Kelly
                                                       ---------------------
                                                     Donald T. Kelly
                                                     Chief Financial Officer



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